EXHIBIT 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZTYKIEL and RICHARD J. SCHALTER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Spartan Motors, Inc. on Form 10-K for its fiscal year ended December 31, 2001, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 1, 2002	/s/William F. Foster
William F. Foster

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZTYKIEL and RICHARD J. SCHALTER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Spartan Motors, Inc. on Form 10-K for its fiscal year ended December 31, 2001, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 2, 2002	/s/Charles E. Nihart
Charles E. Nihart

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZTYKIEL and RICHARD J. SCHALTER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Spartan Motors, Inc. on Form 10-K for its fiscal year ended December 31, 2001, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 6, 2002	/s/John E. Sztykiel
John E. Sztykiel

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZTYKIEL and RICHARD J. SCHALTER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Spartan Motors, Inc. on Form 10-K for its fiscal year ended December 31, 2001, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 1, 2002	/s/George Tesseris
George Tesseris

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZTYKIEL and RICHARD J. SCHALTER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Spartan Motors, Inc. on Form 10-K for its fiscal year ended December 31, 2001, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 4, 2002	/s/David R. Wilson
David R. Wilson